LEGG MASON AGGRESSIVE GROWTH FUND, INC.

Sub-Item 77C

Registrant incorporates by reference
Registrant's Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange
Act of 1934, filed on October 6, 2006.
(Accession No. 0001193125-06-203827)